# BRIAN KEASBERRY, AN INDIVIDUAL, DBA BRK, INC.
# LEASE AGREEMENT

TABLE OF CONTENTS

# LEASE AGREEMENT

This lease agreement (the "Lease") made and entered into **December 13, 2010** by and between

**3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY** ("Lessor") and

**Brian Keasberry, an Individual, dba BRK, Inc.** ("Lessee") witnesseth as follows:

Lessor hereby leases, demises and lets unto Lessee, and Lessee hereby leases, hires and takes from Lessor those certain premises (the "Premises"), located in that certain building (the "Building"), described as follows:

**Approximately 200 square feet of office space and 816 square feet of warehouse space located at 3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103, known as unit(s) #70 as indicated in red on Exhibit A attached hereto. A floor plan of the Premises, if provided, is shown on Exhibit B attached hereto.**

This Lease is made upon the following terms, covenants, and conditions to which the parties hereby agree:

## 1. TERM

The Lease shall commence on **January 01, 2011** (the "Commencement Date") and shall continue for a term of **SIX (6) MONTHS** (the "Term") from and after the Commencement Date. If Lessor has agreed to make improvements to the Premises prior to Lessee's occupancy, said improvements shall be set forth in Exhibit C attached hereto, consisting of plans, specifications and descriptions of the work to be performed, and specifying the cost of such improvements and the party to bear such cost of improvements. The Commencement Date shall be adjusted for a period equal to the time construction has been delayed due to causes beyond the reasonable control of Lessor, except that the Commencement Date shall not be adjusted for any delay directly or indirectly caused by Lessee or Lessee's employees, contractors, design professionals, agents or invitees, including, but not limited to, delays in space planning or design and change orders made during construction. If, despite Lessor's best efforts, the Premises, as improved in accordance with the agreement of the parties, is not delivered by Lessor on or before **N/A**, Lessor and Lessee shall each have the option of terminating the Lease by notifying the other party in writing, in which case the Lease shall have no further force or effect and each party shall be relieved of all obligations to the other party.

## 2. RENT

Lessee shall pay to Lessor the Base Monthly Rent, in addition to any charges for Utilities, Taxes, Insurance, Assessments, Late Charges and Cost of Collections, along with all other sums due from Lessee pursuant to any of the provisions of the Lease, and any other sums payable to Lessor under the Lease (the "Rent").

(a) Lessee shall pay Rent on the first day of each calendar month throughout the Term without offset or deduction of any kind. Rent shall be paid in lawful money of the United States of America, which is legal tender at the time of payment and rent payments shall be made by Lessee to Lessor at such address as shall from time to time be designated by Lessor to Lessee in writing.

(b) In the event the Commencement Date is not the first day of a calendar month, or if the last day of the Term is not the last day of a calendar month, Rent shall be pro-rated for the fractional month during which the Lease commences and/or terminates.

(c) If any payment of Rent is not received by Lessor by the fifth (5th) calendar day of the calendar month in which it is due, Lessee shall pay a late charge in the amount of seven percent (7%) of Lessee's outstanding balance (the "Late Charge"). Nothing in the Lease shall be construed to permit the payment of Rent after the date on which it is due. The parties hereby agree that the Late Charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of the Late Charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor excuse or cure any default by Lessee under the Lease, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

(d) Lessee understands that the issuance of a check or draft without funds or with the intent to defraud may be a criminal offense punishable by fine or imprisonment or by both fine and imprisonment. In the event a check comes back for insufficient funds, a service fee of $35.00 will be assessed to Lessee.

Initials: Lessor _____ Lessee BK

## 3. BASE MONTHLY RENT

Lessee agrees to pay Base Monthly Rent, (plus any excise, privilege or sales taxes or any tax levied on rentals or the receipt thereof, except Lessor's income tax) pursuant to the following schedule:

**1/1/2011 Through 6/30/2011: Six Hundred Sixty and 00/100 Dollars ($660.00) Per Month**

## 4. UTILITIES

(a) Lessee, from the date it first enters the Premises or from the Commencement Date, whichever date shall first occur, and throughout the Term shall be responsible for and shall pay, prior to delinquency, for all water, gas, heat, light, power, telephone service and all other utilities and services supplied to or consumed in or on the Premises, whether or not separately metered, regardless of whether the Premises is occupied or not. As additional Rent, Lessee agrees to pay to Lessor the sum of **FORTY AND 00/100 DOLLARS ($ 40.00)** per month for utilities provided to the Premises which are not separately metered. In the event that there is an increase in utility rates, Lessor shall increase Lessee's monthly utility charge proportionally (the determination thereof to be made by Lessor).

(b) Lessor shall not be held responsible for any interruption in utilities whatsoever.

## 5. TAXES, INSURANCE AND ASSESSMENTS

(a) As additional Rent, Lessee agrees to pay to Lessor in each year of the Term, or any extension thereof, its pro-rata share of any rate increase for liability and casualty insurance required by Lessor's insurance company upon the Building and Premises, along with its pro-rata share of any tax increase, general or special assessment or improvement or retrofitting expense assessed by any federal, state or municipal authority for the real property of which the Building and Premises are a part. The pro-ration of the insurance, taxes and assessments set forth above shall be based upon the percentage of the total floor space of the Building and Premises, whether occupied or not, to the amount of floor space being leased by Lessee. Such additional Rent shall be prorated for the first and last years of the Term to reflect periods during either or both of said years not included within the Term. Such additional Rent shall be paid as soon as the amount thereof shall have been determined and upon written demand therefor by Lessor to Lessee, with the next succeeding installment of Rent.

(b) Lessee agrees to pay or cause to be paid, before delinquency, any and all taxes levied or assessed during the Term, or any extension thereof, upon all equipment, furniture, fixtures and other personal property located in the Premises, except that which may be owned by Lessor.

## 6. DEPOSIT

For and as additional consideration for the making of the Lease, Lessee shall pay to Lessor, upon execution of the Lease, the sum of:

**SEVEN HUNDRED AND 00/100 DOLLARS ($ 700.00)**

as a security deposit (the "Deposit") to ensure Lessee's faithful performance of the terms, conditions, covenants and agreements of the Lease. The Deposit may not be applied by Lessee against Rent. If Lessee fully complies with all of the terms, conditions, covenants and agreements of the Lease, then within thirty (30) days after the date Lessee surrenders the Premises, in accordance with the provisions of Paragraph 35, the Deposit without interest shall be refunded to Lessee (or, at Lessor's option, to the last permitted assignee of Lessee's interests hereunder) less the reasonable value of damages suffered by Lessor, including but not limited to Rent delinquencies, costs of repairs, cleaning, lock and key change charges, and other obligations of Lessee to Lessor. Lessor may, at its option, elect to retain Lessee's Deposit in an account separate from the trust accounts maintained by Lessor's Agent (The Ribeiro Company). If Lessor makes such an election, Lessee's Deposit will be refunded from Lessor's account in accordance with the terms and conditions of the Lease.

Initials: Lessor ________ Lessee BK

## 7. PURPOSE

Lessee agrees to use and occupy the Premises during the term of the Lease for the purpose of:

**OFFICE AND WAREHOUSE FOR A BLIND REPAIR MANUFACTURER**

(the "Purpose") and for no other purpose whatever without the written consent of Lessor. Lessee shall not use or permit the Premises, or any part thereof, to be used for any purpose or purposes other than the Purpose for which the Premises is hereby leased; and no use shall be made of the Premises, or acts done, which will increase the rate of insurance upon the Building over the standard rate of insurance prevailing in the area in which the Premises is located, or cause a cancellation of any part thereof, or make it impossible for Lessor to obtain an insurance policy covering the Building or any part thereof. If the rate of any insurance carried by Lessor is increased as a result of Lessee's use, Lessee shall pay to Lessor the amount of increase within ten (10) days after Lessor delivers to Lessee a certified statement from Lessor's insurance carrier stating that the increase was caused solely by an activity of Lessee on the Premises as permitted in the Lease. Any other provision hereof to the contrary notwithstanding, Lessee shall not do or permit anything to be done in, on or about the Premises which will in any way obstruct or interfere with the rights of other lessees or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Lessee cause, permit or maintain any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in, on or about the Premises. Any violation of this Paragraph shall constitute a default under the Lease.

## 8. ALTERATIONS AND ADDITIONS

(a) Lessee shall not, without Lessor's prior written consent, make any alterations, additions, improvements or utility installations in, on or about the Premises. As used in this Paragraph, the term "utility installation" shall include, but not be limited to, plumbing, ducting, power panels, lighting fixtures, space heaters, electrical outlets, conduit and wiring. As a condition to giving such consent, Lessor may require that Lessee agree, upon vacating the Premises, to remove any such alterations, additions, improvements or utility installations and to restore the Premises to its prior condition, at Lessee's sole cost and expense. As a further condition to giving such consent, Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 ½) times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to ensure completion of the work.

(b) Unless Lessor requires their removal, as set forth in Subparagraph 8(a), all alterations, additions, improvements and utility installations (whether or not such utility installations constitute trade fixtures of Lessee) which may be made on the Premises, shall at the expiration or earlier termination of the Lease become the property of Lessor and remain upon and be surrendered with the Premises. Notwithstanding the provisions of this Paragraph, personal property, business and trade fixtures, cabinetwork, furniture, movable partitions, machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee, subject to the provisions of Paragraph 35, at any time during the Term, provided Lessee is not in default hereunder.

(c) If the Premises is equipped with an air conditioning and heating system, Lessor has designed such system for standard office occupancy only. Such system is NOT designed for excessive traffic, exposure to outside temperatures, excessive equipment, excessive personnel, nor computer room environment. Upgrading of the air conditioning and heating system can be done at Lessee's sole cost and expense according to the provisions of the Lease.

## 9. GLASS AND DOORS

Lessee shall be responsible for all damage to doors and windows (including glass and frames) caused by wind, vandalism, break-ins, burglary, accidents, or any other event in, on or about the Premises, and Lessee shall forthwith replace or repair same at Lessee's sole cost and expense.

Initials: Lessor ____ Lessee BK

**10. REPAIRS**

Lessee, at Lessee's sole cost and expense, shall repair and maintain the Premises and every part thereof, including but not limited to all doors, door frames, windows, glazing, skylights, and signs in good, safe and sanitary condition, except those portions that Lessor agrees to maintain in this Paragraph. Lessor shall, at Lessor's sole cost and expense, repair and maintain only the heating and air conditioning system, exterior walls, exterior roof, cement-embedded or sub-surface non-accessible plumbing, landscaping, sidewalks, driveways and parking lots, except that Lessee shall reimburse Lessor for any costs incurred by Lessor in repairs, maintenance or damage caused by any burglary, break-in, vandalism, insurable event, or intentional or negligent act of Lessee, its officers, agents, partners, employees, tradesmen or customers. Lessor shall not be liable to Lessee or any other party whatsoever for any damage or injury caused by Lessor's failure to keep or maintain said heating and air conditioning system, exterior walls, exterior roof, cement-embedded or sub-surface non-accessible plumbing, landscaping, sidewalks, driveways and parking lots unless Lessee has given Lessor written notice of the need to repair said portions of the Premises and Lessor has failed to make said repairs within a reasonable time after receiving written notice, as set forth in Paragraph 20. By entry hereunder, Lessee accepts the Premises as being in good and sanitary order, condition and repair. It is understood and agreed that Lessor has no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth, and no representations respecting the condition of the Premises have been made by Lessor to Lessee, except as specifically herein set forth.

**11. LAWS AND REGULATIONS**

(a) Lessee, at its sole cost and expense, shall comply promptly with all laws, rules, and orders of all federal, state, and municipal governments, or departments, which may be applicable to the Premises, and to hold Lessor harmless from any and all claims which may arise as a result of Lessee's failure to do so.

(b) Lessee shall faithfully observe and comply with Lessor's Rules and Regulations, (a copy of the current Rules and Regulations is attached hereto and made a part hereof) and all modifications or additions thereto from time to time put into effect by Lessor. Lessor shall not be responsible to Lessee for the non-performance by any other lessee or occupant of the Building of any of said Rules and Regulations.

**12. INDEMNIFICATION**

Lessor shall not be liable to Lessee, its officers, agents, employees, customers, invitees, or third parties for any loss or damage to property, including goods, wares and merchandise, or for any injury or death to persons, in, on or about the Premises. Lessee agrees to indemnify and save Lessor harmless of and from any and all costs, expenses, claims, demands, obligations, liabilities, cause or causes of action, and reasonable attorney's fees, by reason of or in connection with the condition, state of repair or occupancy and use of the Building, common areas, Premises, or appurtenances thereto including all adjacent sidewalks, alleys, and parking lots.

**13. SIGNS AND AUCTIONS**

Lessee shall not place or permit to be placed any advertising, sign, marquee, awning, decoration or other attachment on the common areas, in or on the Building or the real property on which the Building is situated or on the roof, front, windows, doors, or exterior walls of the Premises without the prior written consent of Lessor. Any signage in, on or about the Premises must be approved by Lessor in writing prior to its installation and must be in compliance with the building sign criteria, as shown in Exhibit D attached hereto. Lessor may, without liability, enter upon the Premises or elsewhere and remove and dispose of any such advertising, sign, marquee, awning, decoration or attachment affixed in violation of this Paragraph, and repair the building if necessary, at Lessee's sole cost and expense. Lessee shall not conduct any auction in the Premises, the Building, or on any portion of the real property on which the Building and Premises are situated, without Lessor's prior written consent.

**14. ENTRY BY LESSOR**

Lessee shall permit Lessor and its agents to enter the Premises at all reasonable times for any of the following purposes: to inspect the Premises; to maintain the Building; to make such repairs to the Premises as Lessor is obligated or elects to make; to make repairs, alterations, additions or utility installations to any portion of the Building; and to post notices of non-responsibility for alterations, additions, repairs or utility installations. Lessee shall permit Lessor to enter the Premises to place ordinary "for sale" or "for lease" signs and to show the Premises to prospective purchasers or lessees.

Initials: Lessor ______ Lessee BK

**15. PARTIAL AND TOTAL DESTRUCTION**

Lessor shall carry insurance on the Premises under a standard form of fire and extended coverage policy and in the event of partial destruction of the Premises during the Term from any cause insured under said policy, Lessor shall forthwith repair the same, provided such repairs can be made within ninety (90) days from date of such destruction, under the then applicable laws and regulations of Federal, State, County and Municipal authorities and in light of the extent such damage and the condition of the labor market and availability of materials and supplies at that time, but such partial destruction shall in no way annul or void the Lease, except that Lessee shall be entitled to a proportionate reduction of Rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Lessee in the Premises. In the event that the Building is destroyed to the extent of not less than fifty percent (50%) of the replacement cost of the Building, Lessor may elect to terminate the Lease, whether the Premises be injured or not. A total destruction of the Building shall automatically terminate the Lease. Anything in this Paragraph to the contrary, if at the time of any such damage, there is less than two (2) months remaining on the Term, then the Lease may, at the option of Lessor, be cancelled by notice in writing to Lessee within ten (10) days from the date of such damage.

**16. ABANDONMENT**

Lessee agrees not to vacate or abandon the Premises at any time during the Term. Should Lessee vacate or abandon the Premises or be dispossessed by process of law or otherwise, such abandonment, vacation or dispossession shall be a default hereunder. Lessee agrees that any property left in the Premises after the abandonment or vacation of the Premises by Lessee, or after the expiration or earlier termination of the Lease, shall become the property of Lessor and may, at Lessor's sole discretion, be sold, discarded, or otherwise disposed of by Lessor, with Lessor retaining any proceeds derived therefrom as reimbursement for costs related to storing and disposing of said property, and not as a penalty. If the proceeds do not cover the costs of storing and disposing of said property, Lessee shall pay the deficiency to Lessor immediately upon demand.

**17. ASSIGNMENT AND SUBLETTING**

Lessee shall not assign the Lease or any interest herein ("Assignment"), nor lease or sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, nor permit the occupancy or use of any part thereof by any other person ("Sublet"), without the written consent of Lessor first had and obtained. In case of any such Assignment or Sublet, Lessee, whether acting as Assignor or Sublessor, shall remain liable for the performance of all provisions of the Lease, and shall not be released from any liability thereunder. Lessor's consent to one Assignment or Sublet shall not be construed as consent to any subsequent Assignment or Sublet. Lessor shall not be required to disclose the reason for any refusal of its consent to Assignment or Sublet; however, such refusal shall nevertheless be binding upon Lessee. Any Assignment or Sublet without Lessor's written consent shall constitute a default under the Lease and Lessor may use any and all remedies granted hereunder to cure said default.

**18. DEFAULT GROUNDS**

If default shall be made in the payment of Rent or any installment thereof or in the payment of any other amount required to be paid by Lessee under the Lease, or any other agreement between Lessor and Lessee, or if default shall be made in the performance of any of the covenants, terms, conditions, or agreements which Lessee is required to observe and perform hereunder, or if the interest of Lessee in its assets and/or the Lease shall be levied on or seized under execution or other legal process, or if any petition shall be filed by or against Lessee to declare Lessee bankrupt or to delay, reduce or modify Lessee's debts or obligations, or if any petition shall be filed or other action taken to reorganize or modify Lessee's capital structure, or if Lessee be declared insolvent according to law, or if any assignment of Lessee's property shall be made for the benefit of creditors, or if any portion of Lessee's property shall be made for the benefit of creditors, or if a receiver or trustee is appointed for Lessee or its property, or if Lessee shall abandon or vacate the Premises during the Term, or if Lessee shall have been found in violation of any health, toxic or hazardous waste or material ordinance, statute or regulation by a local, state or federal authority or agency, thereupon Lessor may, at its option, without notice or demand of any kind to Lessee or any other person, have any one or more of the remedies specified in Paragraph 19, in addition to all other rights or remedies provided by law or in equity.

Initials: Lessor ________ Lessee ________

## 19. DEFAULT REMEDIES

Upon the occurrence of any default by Lessee, Lessor shall have any one or more of the remedies specified herein, provided, however that the remedies specified in this Paragraph shall be in addition to and supplemental to all other rights and remedies which Lessor shall have under the laws then in force.

(a) Lessor may re-enter the Premises at any time with or without process of law and take possession of the same and of all equipment and fixtures therein and expel or remove Lessee and all other parties occupying the Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry or for the use of such force and without terminating the Lease, and from time to time to re-let the Premises or any part thereof for the account of Lessee, for such term, upon such conditions and at such rental as Lessor may deem proper. Lessor may execute any lease made pursuant hereto in Lessor's name or, at Lessor's option, in the name of Lessee and Lessee shall not have any right to collect Rent thereunder. In such event, Lessor shall receive and collect any Rent from such re-letting and the proceeds thereof, less any and all expenses connected therewith (including without limitation, such expenses as Lessor may have incurred in recovering possession of the Premises, placing the same in good order and condition, altering or repairing the same for re-letting, and all other expenses, commissions and charges, including attorney's fees, which Lessor may have paid or incurred in connection with such repossession and re-letting), shall be applied as a credit against Lessee's indebtedness hereunder. The application of any such proceeds shall be made as determined by Lessor and Lessee shall have no right to specify which outstanding charges said proceeds are applied towards. Whether or not the Premises are re-let, Lessee shall pay Lessor all amounts required to be paid by Lessee up to the date of Lessor's re-entry and thereafter Lessee shall pay Lessor until the end of the Term, the amount of all Rent and other charges required to be paid by Lessee hereunder, including Lessor's expenses as provided above, less any proceeds of such re-letting during the Term hereof. In the event of any uncured monetary default of the Lease, all Rent and all other charges payable under the terms and conditions of the Lease through the expiration of the Lease shall immediately become due and payable and Lessor need not wait until the termination of the Lease to recover them by legal action or otherwise. Lessor shall not, by any re-entry or other act, be deemed to have terminated the Lease or the liability of Lessee for the total Rent and other charges required to be paid hereunder unless Lessor shall give Lessee written notice of Lessor's election to terminate the Lease.

(b) Lessor may give written notice to Lessee of Lessor's election to terminate the Lease, re-enter the Premises with or without process of law and take possession of the same and of all equipment and fixtures therein, and expel or remove Lessee and all other parties occupying the Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry or for the use of such force. In such event Lessor shall thereupon be entitled to recover from Lessee the worth, at the time of such termination, of excess, if any, of the Rent and other charges required to be paid by Lessee hereunder for the balance of the Term (if the Lease had not been so terminated) over the then reasonable rental value of the Premises for the same period.

(c) To secure the full and timely performance of all of Lessee's obligations under the Lease, Lessor shall have a security interest and lien in all of Lessee's equipment, goods, fixtures, furnishings, furniture, inventory, machinery, trade fixtures, other property and the proceeds therefrom, now or hereafter to be located within the Premises, together with the right to perfect such interest. In the event of default or breach by Lessee, then with respect to that security interest, Lessor may exercise all of the rights and remedies granted a secured party under the Uniform Commercial Code of Nevada.

(d) If Lessor, at its sole discretion, deems it necessary to enlist the services of a collection agency or other third party to recover Rent or any other sums due under the Lease, Lessor shall be entitled to add to Lessee's balance any and all fees charged by the collection agency or other third party, or an amount equal to Thirty-Five Percent (35%) of Lessee's balance, whichever is greater.

(e) Lessee hereby releases, indemnifies and holds harmless Lessor from any liability whatsoever for the removal of persons and the removal and storage of property pursuant to this Paragraph.

## 20. DEFAULT BY LESSOR

Lessor shall not be in default under the Lease unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter prosecutes the same to completion.

Initials: Lessor ________ Lessee BK

## 21. WAIVER

No covenant, term, condition or agreement, or the breach thereof, shall be deemed waived, except by written consent of the party against whom the waiver is claimed, and any waiver of the breach of any covenant, term, condition or agreement shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term, condition or agreement. Acceptance by Lessor of any performance by Lessee after the time the same shall have become due shall not constitute a waiver by Lessor of the breach or default of any covenant, term, condition or agreement unless otherwise expressly agreed to by Lessor in writing.

## 22. NOTICES

Except as otherwise provided in the Lease, all notices or demands of any kind required or desired to be given by Lessor to Lessee hereunder shall be in writing and shall be deemed delivered when hand delivered or forty-eight (48) hours after depositing the notice or demand in the United States Mail, certified or registered, postage prepaid, addressed to Lessee at the Premises, whether or not Lessee has departed from, abandoned or vacated the Premises. All notices or demands of any kind by Lessee to Lessor shall be in writing and shall be deemed delivered when hand delivered or forty-eight (48) hours after depositing the notice or demand in the United States Mail, certified or registered, postage prepaid, addressed to Lessor at such address as shall from time to time be designated by Lessor to Lessee in writing.

## 23. CONDEMNATION

In the event any condemnation shall be commenced affecting the Premises, Lessee shall have no right to claim any valuation for its leasehold interest or otherwise by reason of its occupancy of or improvements to the Premises, and any condemnation award (whether adjudicated or by way of settlement) shall belong in its entirety to Lessor. In the event of condemnation of the Premises, the Rent shall be reduced in the proportion the floor taken bears to the total floor area prior to the taking. If condemnation takes more than twenty-five percent (25%) of the floor area of the Premises or if the amount of Lessee's parking area following condemnation is not sufficient to meet the deed restrictions, if any, concerning parking on the real property on which the Premises is situated, or the local parking ordinances, if any, only then may Lessee, at Lessee's option, terminate the Lease as of the date the condemning authority takes possession of said condemned portion by giving written notice of termination to Lessor within ten (10) days after the condemning authority takes such possession. If Lessee elects not to terminate the Lease, then the Rent payable shall be reduced as set forth above.

## 24. SUBORDINATION

The Lease, at Lessor's option, shall be subject and subordinate to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the real property or improvements, or either thereof, of which the Premises are a part, or on or against Lessor's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Lessee to effectuate such subordination. If any mortgagee or trustee shall elect to have the Lease prior to the lien of its mortgage or deed of trust, and shall give written notice thereof to Lessee, the Lease shall be deemed prior to such mortgage or deed of trust, whether the Lease is dated prior or subsequent to the date of said mortgage or deed of trust or the date of the recording thereof. Lessee covenants and agrees to execute and deliver upon demand, without charge therefor, such further instruments evidencing such subordination of the Lease to the lien of any such mortgages or deeds of trust as may be required by Lessor. Lessee hereby appoints Lessor as Lessee's attorney-in-fact, irrevocably, to execute and deliver any such agreements, instruments, releases or other documents.

## 25. SUCCESSORS

All of the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties hereto, provided that nothing in this Paragraph shall be deemed to permit any assignment, subletting, occupancy or use contrary to the provisions of Paragraph 17.

## 26. LESSOR'S CONVEYANCE

If, during the Term, Lessor shall convey its interest in the Premises, then from and after the effective date of the conveyance, Lessor shall be released and discharged from any and all obligations under the Lease, except Lessor's Successor shall assume any and all such obligations.

Initials: Lessor ________ Lessee BK

## 27. INSURANCE REQUIREMENTS

(a) Lessee shall, at Lessee's sole cost and expense, obtain and keep in force during the entire Term of the Lease a policy of comprehensive public liability insurance insuring Lessee, Lessor and Lessor's Mortgage Company against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than $1,000,000.00 combined single limit insurance for injury to or death of one or more persons and property damage in any one occurrence and in the amount of not less than $2,000,000.00 for injury, death, or property damage in the aggregate for any one policy year. The limit of any such insurance shall not, however, limit the liability of Lessee hereunder, Lessee may provide this insurance under a blanket policy, provided that said insurance shall have a Lessor's protective liability endorsement attached thereto. Lessee's failure to procure and maintain said insurance shall be considered a default under the Lease and Lessor shall have all remedies granted herein to cure such default. Insurance required hereunder shall be placed with companies approved by Lessor, which approval shall not be unreasonably withheld. Lessee shall be responsible to select an insurance company with an A.M. Best rating of at least A-VIII. If Lessee's insurance company's rating falls below A-VIII at any time during the Lease Term, Lessee shall be responsible to find a new insurance company with an adequate rating. Lessee shall deliver to Lessor, upon request, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage without thirty (30) days prior written notice to Lessor. All such policies are considered to be primary insurance to any coverage which Lessor might carry.

(b) In the event that Lessee allows its insurance coverage to lapse for any reason and fails, within three (3) days of verbal or written notice from Lessor, to reinstate its insurance and provide Lessor with the required proof of coverage, Lessor shall be entitled to charge Lessee a fee in the amount of **FIFTY AND 00/100 DOLLARS ($50.00) PER DAY** until Lessee has reinstated its insurance and provided Lessor with the required proof of coverage. This fee shall be construed only as a penalty for Lessee's violation of this Paragraph and payment of the penalty shall not provide Lessee with any insurance coverage.

(c) Lessee is aware that neither Lessor's insurance nor the insurance required under this Paragraph provide coverage for Lessee's property or loss of income. It is recommended that Lessee purchase insurance covering all direct physical loss of Lessee's property and loss of income caused by any and all perils. Regardless of whether or not Lessee purchases such insurance, Lessee shall hold Lessor harmless from any and all claims arising from the loss of Lessee's property or income.

## 28. WAIVER OF SUBROGATION

Lessee waives any and all rights of subrogation against Lessor, its Mortgagee, encumbrancers of the Building (or any part thereof), and other assigns Lessor may specify. Each policy of insurance, property and/or public liability provided by Lessee shall contain an express waiver of any and all rights of subrogation by Lessee, its Insurer and all others against Lessor, its Mortgagee, other encumbrancers of the Building (or any part thereof), and other assigns Lessor may specify. Waivers of subrogation shall be evidenced by endorsements to the applicable policies of insurance and shall be supplied to Lessor upon request.

## 29. PARKING AND COMMON AREA

(a) Lessee and its customers, employees and invitees may use the surfaced parking lot adjacent to the Premises for the sole purpose of parking operating passenger vehicles during Lessee's normal business hours and on terms and conditions as may be established by Lessor from time to time during the Term. All vehicles must be parked in designated parking stalls only, in a manner which does not obstruct the driveway or the ingress and egress of the Building or any unit. The parking areas referred to in this Paragraph shall be used on a non-exclusive basis with other occupants of the Building. Lessee acknowledges that the Premises was designed with a parking ratio of one (1) space per 300 square feet of office and one (1) space per 1,000 square feet of warehouse. Lessor shall have the right to limit the amount of vehicles parked by Lessee in the parking lot.

(b) Lessee agrees not to park vehicles in front of other units whether vacant or occupied. The parking lot shall not be used to park trailers, recreational vehicles or any other non-passenger vehicles nor shall it be used to store, work on, maintain, service, wash or detail any vehicle. No vehicle shall be parked in a parking lot for more than twenty-four (24) consecutive hours. Any use of the parking lot in breach of these terms may result in vehicles being towed at the vehicle owner's expense. Lessee releases, indemnifies, and holds harmless Lessor and Lessor's officers, employees, and agents from any claims arising from or related to such towing of vehicles including any consequential damages, loss of property, or loss of use of any vehicle or other property. The right to tow a vehicle is in addition to Lessor's rights under the Lease for default or breach of any of the terms hereof.

(d) Lessee's use of the common area shall be limited to parking, ingress, and egress. Where provided, Lessee may also use amenities such as tables, seating areas, walking paths, etc., which are appurtenant to the Premises. Lessor may restrict the use of any common area at Lessor's sole discretion. All other activities are expressly prohibited in any area outside of the Premises, including, but not limited to: working or performing business operations of any kind, assembly, material staging, cleaning, washing, painting, storing or placing items for future pick up. These and any similar activities performed outside the Premises shall be considered a default under the Lease and Lessee shall bear the cost of any repairs or clean-up resulting therefrom.

Initials: Lessor ____ Lessee BK

(e) Animals, including watchdogs are not allowed in the Premises or on the common areas unless the animal is required to assist a person with a disability. Lessee must provide Lessor with appropriate documentation to substantiate the need for any such service animal. Lessee will be liable for any and all accommodations for such service animal so as not to disrupt the quiet enjoyment of any other lessees or create any nuisance or waste in, on or about the Premises or common areas.

## 30. HAZARDOUS OR TOXIC MATERIALS AND ENVIRONMENTAL AUDITS

Lessee guarantees that neither Lessee, its employees, agents or invitees shall use, store, or dispose of any hazardous or toxic materials or waste in, on or about the Premises or any common area, except as approved by or pursuant to applicable city, county, state or federal rules, regulations, ordinances, statutes or codes, including the USC and CFR. Hazardous or toxic materials or waste means any substance now or hereafter identified by any government agency requiring special handling, disposal, or control unlike regular refuse. Any such use or storage of any hazardous or toxic materials or waste in, on or about the Premises or any common area, except as set forth above, shall constitute a material breach and default of the Lease, and Lessor shall be entitled to carry out all means necessary to recover from such breach and default (as outlined herein). In addition, Lessee shall have sole financial and legal responsibility for the proper and legal cleanup of any spillage or other contamination caused by any such use of toxic or hazardous materials or waste. It is further agreed that if, upon written notice from Lessor that Lessee may have violated the above provisions, Lessee does not complete necessary steps to achieve cleanup satisfactory to both Lessor and the appropriate regulatory agency within seventy-two (72) hours, Lessor shall have the right to complete necessary cleanup in the name of Lessee, at Lessee's sole cost and expense (including any legal fees incurred by Lessor). Lessee shall also bear the entire cost of any government cleanup order or any third party lawsuit arising from spillage or contamination caused by any such use of toxic or hazardous materials or waste. Lessor may require Lessee, at its sole cost and expense, to provide for quarterly inspections and/or environmental audits by a licensed environmental consultant relative to hazardous or toxic materials or waste.

## 31. HAZARDOUS WASTE INSURANCE

In the event Lessee is considered a generator of toxic or hazardous waste materials as defined under the provisions of the Nevada Revised Statutes, local county ordinances, or federal regulations or statutes, Lessee, at its sole cost and expense shall be completely and absolutely liable for any and all cleanup and/or removal of any hazardous or toxic materials or waste in, on or about the Premises. In addition, upon the earlier of (i) the Commencement Date or (ii) the date Lessee first occupies the Premises, Lessee, at Lessee's sole cost and expense, shall provide, and shall keep in full force and effect throughout the Term, the following insurance coverage: pollution and abatement coverage in an amount not less than $1,000,000.00 for the removal and cleanup of toxic substances or waste. Lessor and The Ribeiro Company shall be named as additional insured parties under such policy and Lessee agrees to hold the additional insured parties harmless and indemnify the additional insured parties from any and all claims, damages, costs (including, but not limited to, cleanup, removal, repair, testing, permits, cost of consultants, attorney's fees, fees, and assessments) caused by Lessee's release, spill or other event involving hazardous or toxic materials or waste. Insurance carrier shall give Lessor at least thirty (30) days prior written notice of cancellation. Lessee shall provide a certified copy of the insurance policy to Lessor.

## 32. ESTOPPEL CERTIFICATE

Lessee shall, at any time upon not less than ten (10) days prior written notice by Lessor, execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that the Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that the Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges is paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that the Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance; and (iii) that not more than one (1) month's Rent has been paid in advance. If Lessor desires to finance or refinance the Building, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three (3) year's financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

## 33. CHOICE OF LAW

The Lease shall be governed construed and enforced by the laws of the state of Nevada.

Initials: Lessor ________ Lessee ________

## 34. COSTS OF SUIT

(a) If Lessor or Lessee shall bring any action for any relief against the other, declaratory or otherwise, arising out of the Lease, including any suit by Lessor for the recovery of Rent or possession of the Premises, the prevailing party shall be entitled to an award of a reasonable sum for attorney's fees which shall have accrued from the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

(b) Should Lessor, without fault on Lessor's part, be made a party to any litigation instituted by Lessee, or by a third party against Lessee, or by or against any person holding under or using the Premises by license of Lessee, or the foreclosure of any lien for labor or material furnished to or for Lessee or any such other person, or otherwise arising out of or resulting from any act or transaction of Lessee or any such other person, Lessee covenants and agrees to save and hold Lessor harmless from any judgment rendered against Lessor or the Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees incurred by Lessor in or in connection with such litigation.

## 35. SURRENDER AND HOLDOVER

At least forty-five (45) days prior to the last day of the Term, or any extension(s) thereof, Lessee must provide Lessor with written notice of its intent to terminate the Lease. Lessee shall remove all of its signage in, on or about the Premises, return the keys, and surrender the Premises in a condition satisfactory to Lessor. Lessee, at its sole cost and expense, shall repair any damage in, on or about the Premises caused by or in connection with the removal of any signage, articles of personal property, business or trade fixtures, machinery, equipment, cabinet work, furniture, movable partitions, or alterations, additions, improvements, or utility installations, including, without limitation thereto, repairing the floor and ceiling and patching and painting the walls as required by Lessor to Lessor's satisfaction. Surrender shall be considered complete when Lessee has complied with the above stipulations and completed a walk-through inspection with Lessor or Lessor's agent. If surrender is not completed on or before the last day of the Term, or any extension(s) thereof, or if Lessee holds possession of all or a part of the Premises after the last day of the Term, or any extension(s) thereof, with or without the express or implied consent of Lessor, Lessee shall become a tenant from month-to-month, only, upon the terms, covenants, conditions, and agreements contained herein. During such holdover tenancy, the Rent shall be increased by fifty percent (50%) over the then current Rent. Lessee shall indemnify Lessor against any loss or liability resulting from Lessee's delay in surrendering the Premises, including without limitation, any claims made by any succeeding lessee founded on such delay.

## 36. PROMOTIONAL MATERIAL

Lessee shall not use pictures of Lessor's properties for brochures, advertising, promotional activities or any other reason without Lessor's prior written consent.

## 37. ALARM SYSTEMS

Lessee may not install any alarm system without Lessor's prior written approval. No part of any such system shall be mounted on or be visible from the exterior of the Premises or Building. Lessee, at its sole cost and expense, shall be responsible for removing all components of the alarm system and restoring the Premises and Building to their prior condition.

## 38. USE OF DUMPSTERS

In areas where dumpsters are provided, Lessee may utilize the dumpster for disposal of normal office waste paper trash only. All trash must be kept inside the Premises until it can be placed inside the dumpster. Lessee shall not overburden or use more than its proportionate share of the dumpster, over fill the dumpster or place any trash outside the dumpster. Dumpsters are not to be used for excess trash, including, but not limited to, large items, crates, packing skids, boxes, packaging materials or refuse from home or any other location. Lessee shall, at its sole cost and expense, dispose of any such excess trash elsewhere. If Lessee violates the provisions of this Paragraph, it shall be considered a default under the Lease and Lessor shall have the following specific remedies to cure the default, in addition to all other rights and remedies provided hereunder: (i) Lessor may revoke Lessee's rights to use the dumpster, in which case Lessee shall, at its sole cost and expense, dispose of its trash elsewhere, (ii) Lessor may require Lessee, at its sole cost and expense, to provide its own dumpster, which must be kept in a location designated by Lessor at all times, (iii) Lessor may charge Lessee for any and all costs of removal and cleanup of its excess trash or trash placed or stored outside the dumpster, and (iv) in addition to such costs, Lessor may charge Lessee a fine for excessive dumpster use or for committing storage or waste in, on or about the dumpsters. In areas where trash dumpsters are not provided, Lessee shall, at its sole cost and expense, dispose of its trash elsewhere, or, if approved by Lessor in writing, shall provide its own dumpster. Any such dumpster must be kept in a location designated by Lessor at all times.

Initials: Lessor ______ Lessee BK

## 39. KEY AUTHORIZATION

If the Premises is equipped with Lessor's standardized lock system, Lessee may, at its sole cost and expense, order lock changes or additional keys directly from Lessor, by submitting a written request from Lessee or another authorized person. Please list below any person(s) authorized by Lessee to order lock and key changes.

Name: MELISSA CARROLL Home Phone: 300-1725
Name: DAVE HAGERTY Home Phone: 204-7164

Lock and key service is provided as a courtesy by Lessor and Lessee shall hold Lessor harmless from any and all claims arising from lock changes or additional keys ordered by Lessee.

## 40. UTILITY PROVIDERS

Lessee agrees that should the State of Nevada deregulate any utility industry or in any way allow for multiple providers of any utility service, Lessor shall retain the right to select the provider of each utility service to the Premises.

## 41. SECURITY

Lessee acknowledges that Lessor does not provide security or other protection for Lessee, its employees, customers or invitees, in, on or about the Premises, Building or common areas, and Lessee agrees to indemnify and hold Lessor harmless from any and all claims arising therefrom. Lessee, at its sole cost and expense, shall be responsible for any and all costs related to break-ins, theft, burglary or vandalism.

## 42. MISCELLANEOUS

If Lessee requests Lessor to execute additional documents in conjunction with the Lease or Lessee's use or occupancy of the Premises (i.e., a Lease Assignment, Sublease, Landlord's Waiver and Consent, etc.) Lessor shall have not less than thirty (30) days to review and approve or disapprove such request. If approved, Lessor shall have the right to charge Lessee a reasonable processing fee. The marginal captions of the Lease are for convenience only and shall not in any way limit or be deemed to construe or interpret the terms and provision hereof. "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. If there be more than one Lessor or Lessee, the obligations hereunder imposed upon Lessor or Lessee shall be joint and several. Words in the neuter gender include the masculine and feminine, words in the masculine or feminine gender include the neuter. In the event any provision of the Lease is found to be unenforceable, the remainder of the Lease shall not be affected. Any provision found to be invalid shall be enforceable to the extent permitted by law. Time is of the essence for the Lease and each and all of its provisions.

## 43. ENTIRE AGREEMENT

This Lease, including any exhibits and attachments hereto, constitutes the entire agreement between Lessor and Lessee relative to the Premises and it may be altered, amended or revoked only by an instrument in writing signed by both Lessor and Lessee. Lessor and Lessee hereby agree that all agreements, correspondence and negotiations between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by the Lease.

## 44. VERBAL DISCLAIMER

All verbal agreements not included in the Lease are hereby declared null and void and shall have no further force or effect.

## 45. DUE DILIGENCE AND NO INDUCEMENT

Lessee acknowledges that prior to entering into the Lease, Lessee has completed its due diligence and satisfied itself of all its concerns by conducting an independent investigation of all relevant issues including, but not limited to (i) seeking competent legal counsel to ensure a complete understanding of and agreement with the provisions of the Lease (ii) determining the suitability of the Premises and its compatibility with all zoning, building code and licensing requirements for Lessee's intended use (iii) verifying the availability of utilities and telecommunication services to the Premises and (iv) verifying the address of the Premises. Lessee acknowledges and agrees that no prior information provided or statements made by Lessor or its agents have in any way induced Lessee to enter into the Lease.

Initials: Lessor ____ Lessee ____

## 46. ADDITIONAL PROVISIONS

(a) The terms of this Lease are personal to the Lessee, and shall not be conveyed to any successor, subtenant, sublessee, or assignee.

(b) Lessee agrees that the terms of this Lease shall remain confidential, and shall not disclose any of the terms, rates, concessions or other details of the Lease without the prior written consent of Lessor. Any unauthorized disclosure shall be deemed a breach of Lease.

**ASBESTOS:** Lessee acknowledges that if the Building was built prior to 1980, there is a possibility of asbestos within the Premises and agrees to inform Lessor, in writing, prior to making any alterations or additions in, on or about the Premises. Lessee shall pay the cost and expense of any such alterations, including the cost of asbestos abatement.

**IN WITNESS WHEREOF**, the parties hereto have executed this Lease, or as the case may be, have caused their officers thereunto duly authorized to execute this Lease in duplicate, the day and year first above written.

**3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY**
Lessor

By: ____________________ 1/11/11
Date
**The Ribeiro Company**
As: Agent for Lessor

**Brian Keasberry, an Individual, dba BRK, Inc.**
Lessee

By: ____________________ 1-7-11
**BRIAN KEASBERRY** Date
As:

Initials: Lessor ________ Lessee BK

RULES AND REGULATIONS

The following Rules and Regulations are attached to and made a part of that certain Lease bearing the reference date of **December 13, 2010,** between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY,** hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.,** hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103,** known as unit(s) **#70,** and Lessee shall be responsible to abide by, and to ensure that its employees, agents and invitees abide by, said Rules and Regulations. Failure to do so shall constitute a default under the Lease.

1. The sidewalks, entries, and driveways shall not be used for any purpose other than ingress and egress to and from the Premises and shall not be obstructed in any way. No objects shall be placed outside the Premises, in any common area or on the roof. Lessor may remove any such obstruction or object including trash cans, ash urns, furniture, antennas, signs, trailers, etc., without notice or obligation to Lessee and at Lessee's sole cost and expense.

2. Lessee shall not permit any foul or noxious gas or substance to be used or kept in, on or about the Premises, or permit the Premises to be occupied or used in a manner which is offensive or objectionable to Lessor or to other occupants of the Building by reason of noise, odors or vibrations etc., nor shall Lessee interfere in any way with other lessees or those having business in the Building.

3. Lessee shall maintain the Premises free from pests and vermin at Lessee's sole cost and expense.

4. Lessor reserves the right to exclude or expel from the complex any person who, in the judgment of Lessor or Lessor's agent, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of these Rules and Regulations.

5. No outside storage is allowed and Lessee shall keep the exterior of the Premises free and clear of all refuse.

6. No person shall go on the roof without Lessor's permission.

7. Lessee shall not add or alter window coverings or install window tint without Lessor's prior written approval.

8. The use of forklifts or any other machinery or equipment having solid rubber tires is strictly prohibited.

9. Any items delivered to Lessee at the Premises shall be moved into the Premises as soon possible and shall not be left in parking or receiving areas overnight.

10. Lessee shall not install or operate any steam or gas engine or boiler in the Building. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Lessee shall not use any other method of heating than that supplied by Lessor. Explosives or other articles deemed hazardous shall not be brought into the Building.

11. The Building plumbing system, including water closets, urinals, waste lines, vents or flues shall not be used for any purpose other than those for which they were intended, and no rubbish, acids, vapors, newspapers or other such substances of any kind shall be thrown into them. Lessee shall pay the cost of any stoppage, damage or breakage resulting from a violation of this rule.

12. The Premises shall not be used for residential, lodging or sleeping purposes.

13. Except as permitted by Lessor, Lessee shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building.

14 Lessee shall take reasonable measures to protect its property from loss, including, but not limited to damage by water.

15. Washing, detailing or working on vehicles is prohibited in, on or about the Premises, including private streets, parking lots and common areas.

16. Soliciting, distributing flyers and peddling are expressly prohibited in, on or about the premises and persons doing so may be trespassing under Nevada law.

17. Lessor reserves the right to modify these Rules and Regulations and to make such other rules and regulations as in its judgment may from time to time be needful and desirable for the safety, care and cleanliness of the Premises and for the preservation of good order therein.

Initials: Lessor ________ Lessee BK

# EXHIBIT A

This Exhibit is attached to and made a part of that certain Lease bearing the reference date of **December 13, 2010**, between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY,** hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.,** hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103,** known as unit(s) **#70.**

NO BUILDING PLAN PROVIDED

Initials: Lessor ______ Lessee ______

EXHIBIT B

This Exhibit is attached to and made a part of that certain Lease bearing the reference date of **December 13, 2010**, between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY**, hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.**, hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103**, known as unit(s) **#70**.

**NOTE: Floor plan, if included, is for reference only; drawings are not to scale and all dimensions are approximate.**

NO FLOOR PLAN PROVIDED

**Initials: Lessor** ______ Lessee ______

EXHIBIT C

This Exhibit is attached to and made a part of that certain Lease bearing the reference date of **December 13, 2010**, between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY,** hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.,** hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103,** known as unit(s) **#70.**

**NOTE: Floor plan, if included, is for reference only; drawings are not to scale and all dimensions are approximate.**

NO TENANT IMPROVEMENTS

Initials: Lessor ______ Lessee BK

EXHIBIT D

This Exhibit is attached to and made a part of that certain Lease bearing the reference date of **December 13, 2010**, between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY,** hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.,** hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103,** known as unit(s) **#70.**

NO SIGNAGE APPROVED

Initials: Lessor ________ Lessee ________

EXHIBIT E

This Exhibit is attached to and made a part of that certain Lease bearing the reference date of **December 13, 2010**, between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY,** hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.,** hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103,** known as unit(s) **#70.**

## GUARANTY OF LEASE OBLIGATIONS

**BRIAN KEASBERRY,** ("GUARANTOR"), whose address is **4144 Glenfield Circle Las Vegas, NV 89129**, as a material inducement to and in consideration of **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY**, ("Lessor") entering into a written lease (the "Lease") with **Brian Keasberryt, an Individual, dba BRK, Inc.** ("Lessee") dated **December 13, 2010**, pursuant to which Lessor leased to Lessee, and Lessee lease from Lessor, premises located in the city of **LAS VEGAS**, county of **Clark, NEVADA 89103,** for the property located at **3871 S. VALLEY VIEW BLVD.**, known as unit(s) **#70** (the Lease), unconditionally guarantees and promises to and for the benefit of Lessor that Lessee shall perform the provisions of the Lease. Capitalized terms used but not defined herein shall have the meaning given to them in the Lease.

If Guarantor is more than one person, Guarantor's obligations are joint and several, and are independent of Lessee's obligations. The provisions of the Lease may be changed by agreement between Lessor and Lessee at any time, or by course of conduct, without the consent of or without notice to Guarantor. This Guaranty shall guarantee the performance of the Lease as changed. Assignment of the Lease (as permitted by the Lease) shall not affect this Guaranty.

If Lessee defaults under the Lease beyond any applicable cure period, Lessor can then proceed immediately against Guarantor or Lessee, or both, or Lessor can enforce against Guarantor, or Lessee, or both, any rights that it has under the Lease, or pursuant to applicable laws. If the Lease terminates and Lessor has any rights it can enforce against Lessee after termination, Lessor can enforce those rights against Guarantor.

If the Lessor disposes of its interest in the Lease, "Lessor" as used in this guaranty shall mean Lessor's successors. Guarantor's obligations under this agreement shall be binding upon Guarantor's successors.

**Personally Guaranteed**
By: ______________________
**BRIAN KEASBERRY** **Date**

Initials: Lessor______ Lessee BK

# EARLY OCCUPANCY ADDENDUM

This Addendum is attached to and made a part of that certain Lease bearing the reference date of **12/13/2010**, between **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY**, hereinafter known as Lessor, and **Brian Keasberry, an Individual, dba BRK, Inc.**, hereinafter known as Lessee, for the property located at **3871 S. VALLEY VIEW BLVD., LAS VEGAS, NEVADA 89103**, known as unit(s) **#70**.

Lessor hereby agrees that Lessee may have earlier occupancy of the premises on 12/15/2010 through 12/31/2010, subject to the terms and provisions of the Lease.

In the event Lessee defaults in the payment of any installment due under the term of the Lease Agreement or in the performance of any covenant contained in the Lease, Lessee shall further pay to Lessor all sums forgiven by Lessor as set forth above together with interest at the same rate and under the same terms and conditions as set forth in the Lease Agreement. Said sum shall be due and payable from Lessee to Lessor upon demand by Lessor.

Early Occupancy Value:

**$** 340.00

All other terms and conditions of the Lease shall remain in full force and effect.

| | |
|---|---|
| **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY**<br>Lessor | **Brian Keasberryt, an Individual, dba BRK, Inc.**<br>Lessee |
| By: ______________________ | By: [signature] |
| **The Ribeiro Company** **Date** | **BRIAN KEASBERRY** **Date** |
| As: Agent for Lessor | As: |

## CONFIRMATION REGARDING REAL ESTATE AGENT RELATIONSHIP

*This form does not constitute a contract for services.*

**Property Address** __3871 S. VALLEY VIEW BLVD. #70, LAS VEGAS, NEVADA 89103__

In the event any party to the real estate transaction is also represented by another licensee who is affiliated with the same Company, the Broker may assign a licensee to act for each party, respectively. As set forth within the *Duties Owed Form*, no confidential information will be disclosed.

**This is[ ] is not [X] such a transaction.**

I/We confirm the duties of a real estate licensee of which has been presented and explained to me/us. My/our representative's relationship is:

**JEFF SMITH** is the AGENT of [X] Lessor Exclusively[2] [ ]Lessee Exclusively[3] [ ] Both Lessor or Lessee

______________________ is the AGENT of [ ] Lessee Exclusively[3] [ ]Lessor Exclusively[2] [ ]Both Lessor or Lessee

[1] IF LICENSEE IS ACTING FOR MORE THAN ONE PARTY IN THIS TRANSACTION, you will be provided a **Consent to Act for your review, consideration and approval or rejection. A licensee can legally represent both the Lessor and Lessee in a transaction, but ONLY with the knowledge and written consent of BOTH the Lessor and Lessee.**

[2] A licensee who is acting for the Lessor exclusively is not representing the Lessee and has no duty to advocate or negotiate for the Lessee.

[3] A licensee who is acting for the Lessee exclusively is not representing the Lessor and has no duty to advocate or negotiate for the Lessor.

THE RIBEIRO COMPANY
Lessor's Company

By ______________________ 1/7/11
Licensed Real Estate Agent Time Date

Lessor ______________________

______________________
Lessee's Company

by ______________________
Licensed Real Estate Agent Time Date

Lessee ______________________
BRIAN KEASBERRY Time Date

Lessee ______________________
Time Date

Initials: Lessor ________ Lessee BK

## DUTIES OWED BY A NEVADA REAL ESTATE LICENSEE

***This form does not constitute a contract for services nor an agreement to pay compensation.***

In Nevada, a real estate licensee is required to provide each party to a real estate transaction with a form setting forth the duties owed by the licensee.

**LICENSEE:** The licensee in the real estate transaction is **JEFF SMITH** whose license number is **70705** . The licensee is acting for THE LESSOR who is/are the [x] Seller/Landlord; [ ] Buyer/Tenant.
**BROKER:** The broker is **Dan Laliberte** , whose company is THE RIBEIRO COMPANY .

**Licensee's Duties Owed to All Parties:**
A Nevada real estate licensee shall:

1. Not deal with any party to a real estate transaction in a manner which is deceitful, fraudulent or dishonest.
2. Exercise reasonable skill and care with respect to all parties to the real estate transaction.
3. Disclose to each party to the real estate transaction as soon as is practicable:
   a. Any material and relevant facts, data or information which Licensee knows, or with reasonable care and diligence the licensee should know, about the property.
   b. Each source from which Licensee will receive compensation.
4. Abide by all other duties, responsibilities and obligations required of the licensee in law or regulations.

**Licensee's Duties Owed to the Client:**
A Nevada real estate licensee shall:

1. Exercise reasonable skill and care to carry out the terms of the brokerage agreement and licensee's duties in the brokerage agreement.
2. Not disclose, except to the licensee's broker, confidential information relating to a client for 1 year after the revocation or termination of the brokerage agreement, unless licensee is required to do so by court order or the client gives written permission.
3. Promote the interest of his client by:
   a. Seeking a sale, lease or property at the price and terms stated in the brokerage agreement or at a price acceptable to the client.
   b. Presenting all offers made to or by the client as soon as practicable.
   c. Disclosing to the client material facts of which the licensee has knowledge concerning the real estate transaction.
   d. Advising the client to obtain advice from an expert relating to matters which are beyond the expertise of the licensee.
   e. Accounting to the client for all money and property licensee receives in which the client may have an interest.

**Duties Owed By a broker who assigns different licensees affiliated with the brokerage to separate parties.**
Each licensee shall not disclose, except to the real estate broker, confidential information relation to client.

**Licensee Acting for Both Parties**: You understand that the licensee ______ (Client Init) may ***or*** ______ (Client Init) may not, in the future act for two or more parties who have interests adverse to each other. In acting for these parties, the licensee has a conflict of interest. Before a licensee may act for two or more parties, the licensee must give a "Consent to Act" form to sign.

**I/We acknowledge receipt of a copy of this list of licensee duties, and have read and understand this disclosure.**

| | | | | | |
|---|---|---|---|---|---|
| [signature] Seller/Landlord | 1/11/11 Date | 1:48 Time | [signature] BRIAN KEASBERRY | Date | Time |
| [signature] Agent | 1/7/11 Date | Time | | Date | Time |

# LESSEE INSURANCE REQUIREMENTS

This sheet is intended to assist your insurance broker in providing you with coverage that meets the requirements of your Lease Agreement. Please refer to Paragraphs 27 and 28 of the Lease for the complete requirements.

Per the Lease, Lessor must be provided with proof of insurance prior to Lessee taking possession of the Premises. You may provide insurance under a blanket policy, provided said insurance shall have a Landlord's protective liability endorsement attached to the policy.

**PLEASE NOTE:**

**THE FOLLOWING MINIMUM COVERAGE MUST BE PROVIDED BY A COMPANY WITH AN A. M. BEST RATING OF AT LEAST A-VIII OR GREATER:**

**$1,000,000.00 combined single limit for injury to or death of one or more persons and property damage in any one occurrence**
**$2,000,000.00 for injury, death, or property damage in the aggregate for any one policy year. Optional coverage for personal property and loss of income shall be provided by Lessee.**

- The insured location shall be listed as:
  **3871 S. VALLEY VIEW BLVD., #70**
  **LAS VEGAS, NEVADA 89103**

- The policy must name the following as additional insured:
  **3871 VALLEY VIEW PROPERTIES, LLC, A NEVADA LIMITED LIABILITY COMPANY, as owner, and RIBEIRO MANAGEMENT COMPANY, LLC, dba THE RIBEIRO COMPANY, as property manager.**
  3301 Spring Mtn Rd. #4
  Las Vegas, NV 89102

- The policy must contain a **Waiver of Subrogation** endorsement waiving any and all rights of subrogation by Lessee, its Insurer and all others against the additional insured and any encumbrancer of the Building.

- The policy must provide a thirty (30) day written notice to Lessor prior to cancellation.

For your convenience, Certificates and/or Binders may be faxed to 702-876-8557 and followed up with a hard copy by mail.

For further information, contact Property Management at The Ribeiro Company 702-876-7868.